AMENDMENT NO. 2 TO CREDIT AGREEMENT

    THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated and effective as of February 4, 2021 (this “Amendment”), is among THE ANDERSONS, INC., an Ohio corporation (the “Borrower”), U.S. BANK NATIONAL ASSOCIATION, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), each of the Guarantors party hereto and each of the Lenders party hereto.

Recitals:

A.The Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement dated as of October 23, 2020 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.The Guarantors and the Administrative Agent have entered into that certain Guaranty dated as of January 11, 2019 (the “Guaranty”).
C.The Borrower has advised the Administrative Agent and the Lenders that it desires to add an additional tranche of Term Loans pursuant to Section 2.25 of the Existing Credit Agreement and, as a result thereof, amend the Existing Credit Agreement as set forth herein.
D.Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders party hereto have agreed to so amend the Existing Credit Agreement.
    In furtherance of the foregoing, the parties agree as follows:

    Section 1.    Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement, including Schedule 1 thereto, is hereby amended in its entirety pursuant to the Credit Agreement attached hereto as Exhibit A (as so amended, the “Credit Agreement). In addition, a new Exhibit D-6 (Form of Incremental 2021 Term Note) is hereby added to the Credit Agreement in the form attached hereto as Exhibit B. Schedule 12.2(c) to the Credit Agreement is hereby amended in its entirety pursuant to Exhibit C hereto.

Section 2.    Incremental 2021 Term Loan Commitments. Each of the Administrative Agent and each of the Lenders party hereto acknowledges and agrees that the Incremental 2021 Term Loan Commitments of the Lenders are as set forth on Schedule 1 attached to the Credit Agreement and that such Incremental 2021 Term Loan Commitments are being provided pursuant to Section 2.25 of the Credit Agreement.

Section 3.    Conditions Precedent. The effectiveness of this Amendment and the amendments and other agreements contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a)     Documentation. The Administrative Agent shall have received each of the following (each in form and substance satisfactory to it):
(i)    this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Lenders agreeing to provide the Incremental 2021 Term Loans and those Lenders otherwise required to approve the terms of the Amendment;
(ii)    an Incremental 2021 Term Note for each Lender requesting the same, duly executed and delivered by the Borrower;
(iii)    such documents and certificates relating to the organization, existence and good standing of the Borrower and the authorization of the transactions contemplated by this Amendment;
(iv)    a certificate of the Borrower certifying as to (A) the matters set forth in Section 4(a) below as of the date hereof and (B) the compliance by the Borrower with the covenants contained in Section 6.4 of the Credit Agreement (on a pro forma basis reasonably acceptable to the Administrative Agent after giving effect to this Amendment and the incurrence of Indebtedness contemplated hereby), duly executed and delivered by the Borrower;
(v)    a written opinion of the Borrower’s counsel, addressed to the Administrative Agent and the Lenders, in respect of such matters related to this Amendment as the Administrative Agent shall request; and
(vi)    a borrowing notice (in the form requested by the Administrative Agent) with respect to the Incremental 2021 Term Loans, duly executed and delivered by the Borrower.
(b)    Fees and Expenses. The Borrower shall have paid all fees payable to each of the Administrative Agent and the other Lenders party hereto pursuant to the terms hereof and the fee letter among the Borrower, U.S. Bank and Farm Credit Mid-America, PCA delivered in connection herewith, in each case to the extent due and payable on the date hereof. In addition, the Borrower shall have paid all fees and expenses of the Administrative Agent required to be reimbursed in connection herewith pursuant to the Credit Agreement.

Section 4.    Representations and Warranties.

(a)    In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

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    (i)    The representations and warranties contained in Article V of the Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.

(ii)    There exists no Default or Event of Default, nor would a Default or Event of Default result from this Amendment or the incurrence of any Indebtedness in connection herewith.

(b)    In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders party hereto that this Amendment has been duly authorized, executed and delivered by it and sets forth the legal, valid and binding obligations of the Borrower or such Guarantor, respectively, and is enforceable against the Borrower and such Guarantor, respectively, in accordance with its terms.

Section 5.    Miscellaneous.

    (a)    Ratification and Confirmation of Loan Documents. Each of the Borrower and each Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guaranty), in each case after giving effect to the amendments and other agreements contemplated hereby.

    (b)    Fees and Expenses. Without limiting the generality of Section 3(b) above or the fee letter delivered together herewith, the Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable out-of-pocket fees, disbursements and charges of outside counsel for the Administrative Agent.

    (c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    (d)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (but giving effect to federal laws applicable to national banks), and shall be further subject to the provisions of Sections 15.2 and 15.3 of the Credit Agreement.

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    (e)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the E-SIGN Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act (UETA). Each party hereto may rely on any such electronic signatures without further inquiry.

    (f)    Entire Agreement. This Amendment and the other Loan Documents (collectively, the “Relevant Documents”) set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 8.3 of the Credit Agreement.

    (g)    Severability of Provisions. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Article XII of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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    The following parties have caused this Amendment to be executed as of the date first written above.

                    BORROWER:

THE ANDERSONS, INC.

By:
Name:
Title:

GUARANTORS:

THE ANDERSONS EXECUTIVE SERVICES LLC

By:
Name:
Title:

THE ANDERSONS PLANT NUTRIENT LLC

By:
Name:
Title:

TITAN LANSING, LLC

By:
Name:
Title:

LANSING TRADE GROUP, LLC

By:
Name:
Title:

PLANT NUTRIENT OPERATIONS LLC

By:
Name:
Title:

Signature Page to Amendment No. 2
The Andersons Credit Agreement (2021)

THE ANDERSONS RAILCAR COMPANY LLC

By: ______________________________________
Name:
Title:

THE ANDERSONS RAILCAR LEASING COMPANY LLC

By: ______________________________________
Name:
Title:

Signature Page to Amendment No. 2
The Andersons Credit Agreement (2021)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By: _________________________ Name: Title:

Signature Page to Amendment No. 2
The Andersons Credit Agreement (2021)

FARM CREDIT MID-AMERICA, PCA, as a Lender By: _________________________ Name: Title:

Signature Page to Amendment No. 2
The Andersons Credit Agreement (2021)

BANK OF AMERICA, N.A., as a Lender By: _________________________ Name: Title:

BANK OF MONTREAL, as a Lender By: _________________________ Name: Title:

BANK OF THE WEST, as a Lender By: _________________________ Name: Title:

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: _________________________ Name: Title:

ABN AMRO CAPITAL USA LLC, as a Lender By: _________________________ Name: Title:

TRUIST BANK, formerly known as Branch Banking and Trust Company, as a Lender By: _________________________ Name: Title:

CITIBANK, N.A., as a Lender By: _________________________ Name: Title:

JPMORGAN CHASE BANK, N.A., as a Lender By: _________________________ Name: Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: _________________________ Name: Title:

SOCIÉTÉ GÉNÉRALE, as a Lender By: _________________________ Name: Title:

THE BANK OF NOVA SCOTIA, as a Lender By: _________________________ Name: Title:

By: _________________________ Name: Title:

ARVEST BANK, as a Lender By: _________________________ Name: Title:

FIRST NATIONAL BANK OF OMAHA, as a Lender By: _________________________ Name: Title:

BOKF, N.A., as a Lender By: _________________________ Name: Title:

________________________, as a Lender
(Print name above)

By: ___________________________________
Name:
Title:

EXHIBIT A

Credit Agreement, as amended

Attached

EXHIBIT B

Form of Incremental 2021 Term Note

Attached

EXHIBIT D-6

FORM OF INCREMENTAL 2021 Term NOTE
[________], 20[__]
THE ANDERSONS, INC., an Ohio corporation (the “Borrower”), promises to pay to [____________________________________] (the “Lender”) the aggregate unpaid principal amount of all Incremental 2021 Term Loans made by the Lender to the Borrower pursuant to Section 2.1(b) of the Agreement (as hereinafter defined), in immediately available funds at the applicable office of U.S. Bank National Association, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Incremental 2021 Term Loans in full on the Incremental 2021 Term Loan Maturity Date.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Incremental 2021 Term Loan and the date and amount of each principal payment hereunder.
This Incremental 2021 Term Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of January 11, 2019 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, the LC Issuer and U.S. Bank National Association, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Incremental 2021 Term Note, including the terms and conditions under which this Incremental 2021 Term Note may be prepaid or its maturity date accelerated. This Incremental 2021 Term Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.
THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS INCREMENTAL 2021 TERM NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

THE ANDERSONS, INC.

By:
Print Name:
Title:

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
Incremental 2021 Term NOTE OF THE ANDERSONS, INC.,

Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

EXHIBIT C

SCHEDULE 12.2(c) – Farm Credit Voting Participants

Farm Credit Bank of Texas
CoBank, FCB
AgFirst Farm Credit Bank
Farm Credit Services of America, FLCA
Compeer Financial, FLCA
Greenstone Farm Credit Services, FLCA
American AgCredit, FLCA
Northwest Farm Credit Services, FLCA
Farm Credit West, FLCA
AgCountry Farm Credit Services, FLCA
AgriBank, FCB
Farm Credit East, ACA
AgChoice Farm Credit, ACA
Farm Credit of New Mexico, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA